Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Managers                                         5
      Financial Information:
         Distributions to Shareholders                                  9
         Independent Auditors' Report                                  10
         Portfolio of Investments                                      11
         Notes to Portfolio of Investments                             17
         Statement of Assets and Liabilities                           19
         Statement of Operations                                       20
         Statements of Changes in Net Assets                           21
         Notes to Financial Statements                                 22




Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

           USAA Investment Management Company
           Attn: Report Mail
           9800 Fredericksburg Road
           San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth and Tax Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.







                      USAA Family of Funds Summary

         Fund                                                      Minimum
       Type/Name                   Volatility                     Investment
--------------------------------------------------------------------------------
CAPITAL APPRECIATION
--------------------------------------------------------------------------------
 Aggressive Growth                Very high                           $3,000
 Emerging Markets                 Very high                           $3,000
 First Start Growth               Moderate to high                    $3,000
 Gold                             Very high                           $3,000
 Growth                           Moderate to high                    $3,000
 Growth & Income                  Moderate                            $3,000
 International                    Moderate to high                    $3,000
 S&P 500(Registered
    Trademark) Index              Moderate                            $3,000
 Science & Technology             Very high                           $3,000
 World Growth                     Moderate to high                    $3,000
--------------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------------------------------------------------
 Balanced Strategy                Moderate                            $3,000
 Cornerstone Strategy             Moderate                            $3,000
 Growth and Tax Strategy          Moderate                            $3,000
 Growth Strategy                  Moderate to high                    $3,000
 Income Strategy                  Low to moderate                     $3,000
--------------------------------------------------------------------------------
INCOME - TAXABLE
--------------------------------------------------------------------------------
 GNMA                             Low to moderate                     $3,000
 Income                           Moderate                            $3,000
 Income Stock                     Moderate                            $3,000
 Short-Term Bond                  Low                                 $3,000
--------------------------------------------------------------------------------
INCOME - TAX EXEMPT
--------------------------------------------------------------------------------
 Long-Term                        Moderate                            $3,000
 Intermediate-Term                Low to moderate                     $3,000
 Short-Term                       Low                                 $3,000
 State Bond Income                Moderate                            $3,000
--------------------------------------------------------------------------------
MONEY MARKET
--------------------------------------------------------------------------------
 Money Market                     Very low                            $3,000
 Tax Exempt Money Market          Very low                            $3,000
 Treasury Money Market Trust      Very low                            $3,000
 State Money Market               Very low                            $3,000
--------------------------------------------------------------------------------

Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.






Message from the President

[PHOTOGRAPH OF THE PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J. C. ROTH, CFA, APPEARS HERE.]

When I was a second lieutenant in pilot training at Williams AFB, I read the book THIS KIND OF WAR by T. R. Fehrenbach. More than 30 years later I met Ted Fehrenbach here in San Antonio where he resides and had a chance to tell him that I think he is a brilliant man. I recall reading that LBJ declared THIS KIND OF WAR required reading for people in his administration. Ted writes a regular Sunday column for the San Antonio Express News, and he continues to delight me. Last year he wrote a piece around Columbus Day, which included this observation:

    "Spain was clearly disappointed with her admiral. While he had spent much money charting islands with mosquitoes and a miserable climate (from the Euro standpoint)...the Portuguese had reached the real India and returned with fabulous profits. Of course, Columbus had opened up to Spain a vast empire, filled with treasures of every kind, but then few investors take the long view."

As I read this passage, I thought that Ted's understanding of markets is as sharp as his grasp of history. At the beginning of 1999, there indeed seemed to be few investors with the long view. There were many people declaring the absolute superiority of the S&P 500 and growth stocks, especially tech stocks, while proclaiming that strategies such as value investing and asset allocation were no longer relevant.

The S&P 500 and its index funds have had a wondrous four years, but here we are five-and-a-half months into 1999, and what a difference we're seeing: The Dow Jones Industrial Average is up more than twice as much as the S&P 500 so far this year.

The S&P 500 Index is heavily influenced by companies like America Online, Cisco Systems, Intel, IBM, Lucent, MCI, and Microsoft. The Dow also includes IBM, but its impetus is coming from companies such as J.P. Morgan, Alcoa, Caterpillar, Disney, General Motors, and Union Carbide. The upshot of this is that you can afford to take the long view. Value investing or asset allocation are just different from a growth philosophy. My view, throughout the last 27 years, is that these methods go through cycles of in-favor and out-of-favor. But they do cycle. And just about the time you begin to read that one of them is no longer viable, you can bet the market will change. A good discipline practiced well will give you a very good chance of prospering in the long run.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board




The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.

Past performance is no guarantee of future results.






Investment Review

USAA GROWTH AND TAX STRATEGY FUND

OBJECTIVE: Conservative balance for the investor between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

--------------------------------------------------------------------------------
                                           5/31/99                5/31/98
--------------------------------------------------------------------------------
  Net Assets                            $252.4 Million       $229.4 Million
  Net Asset Value Per Share                 $16.66               $16.31
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AND 30-DAY SEC YIELD* AS OF 5/31/99
--------------------------------------------------------------------------------
      1 Year          5 Years           10 Years            30-day SEC Yield
       9.10%           12.76%             10.33%                   2.63%
--------------------------------------------------------------------------------

* Calculated as prescribed by the Securities and Exchange Commission.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.




              CUMULATIVE PERFORMANCE COMPARISON
              ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the Lehman Brothers Municipal Bond Index for the period of 5/31/89 through 5/31/99. The data points from the graph are as follows:

            USAA Growth & Tax       Lehman
              Strategy Fund          Index
              -------------         -------

05/31/89       $10,000              $10,000
11/30/89        10,690               10,447
05/31/90        10,769               10,732
11/30/90        10,782               11,251
05/31/91        11,728               11,813
11/30/91        11,990               12,405
05/31/92        12,680               12,974
11/30/92        13,015               13,649
05/31/93        14,146               14,526
11/30/93        14,754               15,162
05/31/94        14,670               14,884
11/30/94        14,495               14,366
05/31/95        16,245               16,240
11/30/95        17,549               17,081
05/31/96        18,618               16,983
11/30/96        20,106               18,085
05/31/97        21,263               18,389
11/30/97        22,877               19,381
05/31/98        24,506               20,114
11/30/98        25,147               20,885
05/31/99        26,736               21,054

Data from 5/31/89 through 5/31/99


The graph illustrates how a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund outperforms its benchmark, the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for the long-term investment grade tax-exempt bond market.





Message from the Managers

[PHOTOGRAPH OF THE PORTFOLIO MANAGERS APPEARS HERE: KENNETH E. WILLMANN, CFA (TAX-EXEMPT BONDS AND TAX-EXEMPT MONEY MARKET INSTRUMENTS), JOHN W. SAUNDERS, JR., CFA (ALLOCATION MANAGER) AND PATRICK O'HARE, CFA (BLUE CHIP STOCKS).]

FUND OVERVIEW

The Growth & Tax Strategy Fund was the first mutual fund to combine tax-exempt securities with common stocks in a balanced format. The Fund was first offered to investors on January 11, 1989, so it crossed the ten-year point during this reporting period.

Under Internal Revenue Service rules, the Fund must have at least 50% of its assets invested in tax-exempt securities at the end of each fiscal quarter in order to pass through the tax-exempt income to its shareholders. Therefore, the Fund never had the traditional 60% common stocks, 40% bonds investment mix normally associated with a "balanced" fund. In fact, the Fund had the reverse mix of 60% bonds, 40% common stocks until October, 1997. After that, the common stock target has been 41-49% with the remainder in tax-exempt securities.

The Fund is intended to be a complete but conservative investment for shareholders seeking a good level of tax-exempt income, along with exposure to common stocks. The stocks provide capital gain potential to offset the impact of inflation on assets and income.

The performance record for ten years under this format is now history (see performance chart), which gives an indication of how this combination has worked. Of course, past performance is no guarantee of future results.

The Fund's investment categories were rebalanced within their respective ranges in May. On May 31, 1999, the end of this reporting period, portfolio mix as a percentage of net assets was 48.6% in tax-exempt bonds, 47.7% in blue chip stocks, and 6.1% in tax-exempt money market instruments.

TAX-EXEMPT BONDS

Interest rates on May 31, 1999, were a bit higher than a year earlier. But that simple statement doesn't begin to describe the events of the last twelve months. The graph below shows what happened.




                     MUNICIPAL AND U.S. TREASURY BOND YIELDS
                     ---------------------------------------

A chart in the form of a line graph appears here illustrating the yields of the the 30-year U.S. Treasury Bond and the Bond Buyer 40-Bond Index (BBI40) from 5/31/98 to 5/31/99.


              30-year           Bond Buyer
                U.S.              40-Bond
             Treasury          Index (BBI40)
             --------          -------------
05/31/98        5.80%                5.22%
06/15/98        5.57%                5.16%
06/30/98        5.63%                5.22%
07/15/98        5.71%                5.25%
07/31/98        5.71%                5.26%
08/14/98        5.54%                5.20%
08/31/98        5.27%                5.11%
09/15/98        5.26%                5.14%
09/30/98        4.98%                5.04%
10/15/98        4.97%                5.09%
10/30/98        5.16%                5.13%
11/16/98        5.29%                5.15%
11/30/98        5.06%                5.10%
12/15/98        5.03%                5.11%
12/31/98        5.10%                5.16%
01/15/99        5.02%                5.17%
01/29/99        5.09%                5.09%
02/15/99        5.43%                5.15%
02/26/99        5.58%                5.17%
03/15/99        5.52%                5.20%
03/31/99        5.63%                5.23%
04/15/99        5.53%                5.21%
04/30/99        5.66%                5.28%
05/14/99        5.92%                5.38%
05/31/99        5.83%                5.37%



Please note that the top line is the yield of the active 30-year U.S. Treasury bond, or the long bond as it is commonly known. This is generally considered the benchmark for long-term interest rates in the United States. The bottom line in the graph represents the yield of the Bond Buyer 40-Bond Index (BBI40), which is the industry standard for the yield of long-term, investment-grade municipal bonds.

In early summer of 1998, against a backdrop of economic depression in most of Asia, Russia collapsed economically. Latin America, particularly Brazil, began to show signs of weakness. Investors worldwide became fearful of spreading economic collapse and purchased U.S. Treasury bonds as the ultimate in safety and liquidity. This forced prices up and yields down. The U.S. stock market was also affected, and on August 31, 1998, the Dow Jones Industrial Average(1) fell more than 500 points. At the end of September, Russia defaulted on its debt, which led to the failure of several hedge funds. These are private investment funds that invest in exotic securities with high degrees of leverage. This led to worries about the health of U.S. bank and brokerage houses. On October 5, 1998, the long bond reached a yield of 4.72%, a level that had not been seen in decades.

Much of the world's economy began to stabilize in the autumn and winter of 1998. While recovery was very hard to find, it appears that the weakest economies were no longer in free fall. Stock markets around the world began to recover. The worldwide panic was over.

The U.S. economy and most of Western Europe never faltered. In fact, the continued robustness of the U.S. economy is beginning to worry many people.
There are signs of a resurgence in inflation. Will the expansion end in sudden collapse since much of the strength is being financed by extremely high and growing consumer debt? This caution is apparent in the course of interest rates in the last six months. They have risen--just what would be expected given these concerns.

Noticeable in the graph on page 6 is the relative sedateness of the BBI40. Municipal yields usually are less volatile than those of U.S. Treasuries (which are among the most volatile bonds in the world). This difference in volatility was extreme in the 12 months ended May 31, 1999. For most of the period from late September through January, the yield on the BBI40 was higher than that of the long bond. This is unusual since the interest on most municipal bonds is exempt from federal income taxes, and the interest on Treasury bonds is not. Although a more normal relationship has since re-established itself, tax-exempt municipal bonds are still attractive compared to U.S. Treasuries on an after-tax basis. And municipal bonds did not take investors on the wild ride in price that Treasuries did. Tax-exempt municipal bonds have once again proven their historical attractiveness--solid after-tax returns with relatively little risk.

BLUE CHIP STOCKS

Concerns that the turmoil overseas would cause the United States to go into a recession took a heavy toll on stocks during the summer of 1998. We took advantage of the downturn in the stock market to complete the transition to blue chip stocks. Selling near the market lows allowed us to minimize the realized capital gains. Simultaneously, we were purchasing blue chip stocks that we felt had better growth prospects in the coming years.

On September 1, 1998, a new portfolio manager for this portion of the Fund was named. As a result of this change and completion of the transition to blue chip growth stocks, a number of stocks were sold and replaced. We reduced the weightings in the basic materials, energy, health care, transportation, and communication services sectors. We increased the weightings in consumer staples, consumer cyclicals, and technology sectors. Generally, we sold stocks with high-dividend yields and replaced them with lower-yielding stocks that we think have greater appreciation potential. This should lower taxable income distributions.

Since reaching lows on August 31, 1998, stocks rebounded sharply to set new highs. Leading the recovery were the sectors hardest hit in the sell-off, the financial and the technology sectors. The Fund's emphasis on these two sectors helped its overall performance. In addition, the Fund was helped by the recent rebound in the energy sector and other cyclical stocks. However, the Fund's performance was hurt by its exposure to the health care sector.


(1) The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded blue chip stocks.






                             ASSET ALLOCATION
                             ----------------

A pie chart is shown here depicting the Asset Allocation as of May 31, 1999 of the USAA Growth and Tax Strategy Fund to be:

Tax-Exempt Bonds - 48.6%*; Blue Chip Stocks - 47.7%*; and Tax-Exempt Money Market Instruments - 6.1%*.

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.





-----------------------------------------------------------------------
                        TAX-EXEMPT SECURITIES
                            TOP 5 HOLDINGS
                          (% OF NET ASSETS)
-----------------------------------------------------------------------
Illinois-Chicago Board of Education GO, Series 1999A                3.4
Massachusetts-Bay Transit Auth. RB, Series 1997C                    2.8
New York-Medical Care Facilities Finance Agency RB, Series 1995A    2.7
Illinois-Health Facilities Auth. RB, Series 1996                    2.3
Michigan-Strategic Fund RB, Series 1997A                            2.2
-----------------------------------------------------------------------

--------------------------                    ---------------------------------
    BLUE CHIP STOCKS                                  TOP 10 INDUSTRIES
     TOP 5 HOLDINGS                                   (% OF NET ASSETS)
    (% OF NET ASSETS)                         ---------------------------------
--------------------------                    Nursing/CCRC                 10.0
Cisco Systems          2.9                    Hospital                      9.4
Microsoft Corp.        2.9                    Special Assessment/Tax        6.8
Bristol-Myers Squibb   2.0                    Single Family Housing         6.8
Sprint Corp.           1.9                    General Obligation            5.4
SBC Communications     1.8                    Electric/Gas Utility          3.5
--------------------------                    Financial-Diversified         3.4
                                              HealthCare-Diversified        3.4
                                              Electronics-Semiconductors    3.4
                                              Oil-International Integrated  3.3
                                              ---------------------------------


Note: Income may be subject to federal, state, or local taxes, or to the alternative minimum tax.

See page 11 for a complete listing of the Portfolio of Investments.






Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 1999. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2000.

                     Tax exempt income              $  .39
                     Ordinary income *                 .09
                     Long-term capital gains           .60
                                                    ------
                        Total                       $ 1.08
                                                    ======

100% of ordinary income distributions qualify for deduction by corporations.



* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.






Independent Auditors' Report

KPMG

The Shareholders and Board of Trustees

USAA INVESTMENT TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Growth and Tax Strategy Fund, a series of the USAA Investment Trust, as of May 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth and Tax Strategy Fund as of May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                         KPMG LLP

San Antonio, Texas
July 2, 1999







USAA GROWTH AND TAX STRATEGY FUND
PORTFOLIO OF INVESTMENTS

May 31, 1999


                                                                     Market
  Number                                                             Value
 of Shares                   Security                                (000)
--------------------------------------------------------------------------------

                      BLUE CHIP STOCKS (47.7%)
            Advertising/Marketing (0.5%)
   19,600   Omnicom Group, Inc.                                    $    1,372
--------------------------------------------------------------------------------
            Aerospace/Defense (0.7%)
   43,000   Boeing Co.                                                  1,817
--------------------------------------------------------------------------------
            Automobiles (0.9%)
   39,600   Ford Motor Co.                                              2,260
--------------------------------------------------------------------------------
            Banks - Major Regional (2.1%)
   24,700   Bank One Corp.                                              1,397
   13,800   Fleet Financial Group, Inc.                                   568
   18,000   Mellon Bank Corp.                                             642
   22,800   PNC Bank Corp.                                              1,305
   19,100   State Street Corp.                                          1,457
--------------------------------------------------------------------------------
                                                                        5,369
--------------------------------------------------------------------------------
            Banks - Money Center (0.6%)
   11,200   J. P. Morgan & Co., Inc.                                    1,560
--------------------------------------------------------------------------------
            Beverages - Alcoholic (0.5%)
   17,400   Anheuser-Busch Companies, Inc.                              1,271
--------------------------------------------------------------------------------
            Beverages - Nonalcoholic (1.0%)
   28,900   Coca-Cola Co.                                               1,974
   15,700   PepsiCo, Inc.                                                 562
--------------------------------------------------------------------------------
                                                                        2,536
--------------------------------------------------------------------------------
            Broadcasting - Radio & TV (0.9%)
   37,400   CBS Corp.                                                   1,561
   23,000   Infinity Broadcasting Corp. *                                 588
--------------------------------------------------------------------------------
                                                                        2,149
--------------------------------------------------------------------------------
            Chemicals (2.6%)
   12,200   Dow Chemical Co.                                            1,482
   27,600   Du Pont (E. I.) De Nemours & Co.                            1,806
   80,000   Monsanto Co.                                                3,320
--------------------------------------------------------------------------------
                                                                        6,608
--------------------------------------------------------------------------------
            Computer - Hardware (0.5%)
   35,000   Dell Computer Corp. *                                       1,205
--------------------------------------------------------------------------------
            Computer - Networking (2.9%)
   67,200   Cisco Systems, Inc. *                                       7,325
--------------------------------------------------------------------------------
            Computer Software & Service (2.9%)
   90,400   Microsoft Corp. *                                           7,294
--------------------------------------------------------------------------------
            Drugs (1.1%)
   42,800   Merck & Co., Inc.                                           2,889
--------------------------------------------------------------------------------
            Electrical Equipment (1.7%)
   42,600   General Electric Co.                                        4,332
--------------------------------------------------------------------------------
            Electronics - Semiconductors (3.4%)
   80,000   Intel Corp.                                                 4,325
   38,500   Texas Instruments, Inc.                                     4,211
--------------------------------------------------------------------------------
                                                                        8,536
--------------------------------------------------------------------------------
            Entertainment (0.8%)
   31,000   Time Warner, Inc.                                           2,110
--------------------------------------------------------------------------------
            Equipment - Semiconductors (1.3%)
   37,600   Applied Materials, Inc. *                                   2,068
   25,100   Teradyne, Inc. *                                            1,326
--------------------------------------------------------------------------------
                                                                        3,394
--------------------------------------------------------------------------------
            Finance - Diversified (3.4%)
   11,600   American Express Co.                                        1,406
   52,750   Citigroup, Inc.                                             3,495
   31,600   Fannie Mae                                                  2,149
   16,500   Morgan Stanley, Dean Witter, Discover & Co.                 1,592
--------------------------------------------------------------------------------
                                                                        8,642
--------------------------------------------------------------------------------
            Foods (0.5%)
   29,000   Nabisco Holdings Corp.                                      1,214
--------------------------------------------------------------------------------
            Health Care - Diversified (3.4%)
   40,000   American Home Products Corp.                                2,305
   73,600   Bristol-Myers Squibb Co.                                    5,051
   12,800   Johnson & Johnson, Inc.                                     1,185
--------------------------------------------------------------------------------
                                                                        8,541
--------------------------------------------------------------------------------
            Household Products (1.3%)
   14,200   Colgate-Palmolive Co.                                       1,418
   20,000   Procter & Gamble Co.                                        1,868
--------------------------------------------------------------------------------
                                                                        3,286
--------------------------------------------------------------------------------
            Insurance - Property/Casualty (1.2%)
   82,000   Allstate Corp.                                              2,988
--------------------------------------------------------------------------------
            Investment Banks/Brokerage (0.2%)
   13,650   Bear Stearns Cos., Inc.                                       606
--------------------------------------------------------------------------------
            Machinery - Diversified (0.5%)
   21,200   Caterpillar, Inc.                                           1,163
--------------------------------------------------------------------------------
            Manufacturing - Diversified Industries (0.9%)
   12,300   Tyco International Ltd.                                     1,075
   20,600   United Technologies Corp.                                   1,278
--------------------------------------------------------------------------------
                                                                        2,353
--------------------------------------------------------------------------------
            Medical Products & Supplies (0.5%)
   17,100   Medtronic, Inc.                                             1,214
--------------------------------------------------------------------------------
            Oil - International Integrated (2.2%)
   30,000   Mobil Corp.                                                 3,038
   40,000   Texaco, Inc.                                                2,620
--------------------------------------------------------------------------------
                                                                        5,658
--------------------------------------------------------------------------------
            Oil & Gas - Drilling/Equipment (1.5%)
   90,000   Halliburton Co.                                             3,724
--------------------------------------------------------------------------------
            Paper & Forest Products (0.2%)
   11,800   International Paper Co.                                       590
--------------------------------------------------------------------------------
            Personal Care (0.4%)
   18,100   Gillette Co.                                                  923
--------------------------------------------------------------------------------
            Retail - Building Supplies (0.6%)
   24,800   Home Depot, Inc.                                            1,411
--------------------------------------------------------------------------------
            Retail - General Merchandising (1.7%)
   25,700   Dayton Hudson Corp.                                         1,619
   61,000   Wal-Mart Stores, Inc.                                       2,600
--------------------------------------------------------------------------------
                                                                        4,219
--------------------------------------------------------------------------------
            Retail - Specialty Apparel (0.3%)
   12,450   Gap, Inc.                                                     779
--------------------------------------------------------------------------------
            Telecommunications - Long Distance (2.7%)
   21,300   MCI Worldcom, Inc. *                                        1,840
   43,000   Sprint Corp.                                                4,848
--------------------------------------------------------------------------------
                                                                        6,688
--------------------------------------------------------------------------------
            Telephones (1.8%)
   86,500   SBC Communications Corp.                                    4,422
--------------------------------------------------------------------------------
            Total blue chip stocks (cost: $66,742)                    120,448
--------------------------------------------------------------------------------







Principal                                                                Market
 Amount                                         Coupon                    Value
 (000)              Security                     Rate     Maturity        (000)
--------------------------------------------------------------------------------
                         TAX-EXEMPT SECURITIES (54.7%)
                            TAX-EXEMPT BONDS (48.6%)

            Alabama (1.8%)
 $  4,700   Baldwin County Health Care Auth. RB,
              Series 1998                         5.75%  4/01/2027      $  4,629

            Arkansas (0.8%)
    2,000   Little Rock Capital Improvement. RB,
              Series 1998A                        5.80   1/01/2023         1,996

            Connecticut (1.0%)
    2,500   Development Auth. First Mortgage RB,
              Series 1997                         5.80   4/01/2021         2,527

            Illinois (5.7%)
   50,000   Chicago Board of Education GO,
              Series 1999A (INS)(1),(b)           5.49  12/01/2031         8,611
    5,500   Health Facilities Auth. RB,
              Series 1996                         6.38   1/01/2015         5,880

            Indiana (3.0%)
    4,815   Fifth Avenue Housing Development Corp.
              MFH RB, Series 1993A                7.25   7/01/2025         5,093
    2,500   LaPorte County Hospital Auth. RB      6.00   3/01/2023         2,571

            Louisiana (1.3%)
    3,080   Public Facilities Auth. SFM RB,
              Series 1997B                        5.75   8/01/2031         3,178

            Maine (2.1%)
    5,000   Housing Auth. SFH RB,
              Series 1994C-1 (d)                  6.50  11/15/2011         5,305

            Massachusetts (4.8%)
    7,500   Bay Transit Auth. RB,
              Series 1997C (c)                    5.00   3/01/2024         7,132
    5,000   Industrial Finance Agency RB,
              Series 1997B (LOC)                  5.50   5/15/2027         4,968

            Michigan (3.9%)
    4,000   Hospital Finance Auth. RB,
              Series 1996                         6.25  10/01/2027         4,170
    5,460   Strategic Fund RB, Series 1997A       5.75   8/01/2019         5,640

            Missouri (1.2%)
    3,000   Health and Educational Facilities
              Auth. RB, Series 1997               5.88   2/01/2023         3,073

            Montana (1.5%)
    3,600   Health Facilities Auth. RB,
              Series 1996                         6.38   6/01/2018         3,777

            New Jersey (1.5%)
    3,750   Economic Development Auth. RB,
              Series 1997A                        5.88  12/01/2026         3,801

            New York (5.1%)
    1,750   Dormitory Authority RB,
              Series 1999 (INS)(3),(c)            5.13   9/01/2023         1,693
    5,850   Medical Care Facilities Finance
              Agency RB, Series 1995A (PRE)(d)    6.85   2/15/2017         6,721
    3,500   Metropolitan Transportation Authority
              RB, Series A (INS)(2),(c)           5.25   4/01/2023         3,497
    1,000   Yonkers, Series 1999C (INS)(1),(c)    5.00   6/01/2019           974

            Oklahoma (1.1%)
    2,695   Valley View Hospital Auth. RB,
              Series 1996                         6.00   8/15/2014         2,787

            Oregon (1.4%)
    3,420   Clackamas County Hospital Facility
              Auth. RB, Series 1997               6.30  11/01/2021         3,565

            Pennsylvania (2.1%)
    3,240   Philadelphia Gas Works RB,
              14th Series                         6.38   7/01/2026         3,513
    1,545   Philadelphia Gas Works RB,
              14th Series (PRE)                   6.38   7/01/2026         1,698

            Puerto Rico (1.8%)
    5,000   Highway and Transportation Auth. RB,
              Series 1998A                        4.75   7/01/2038         4,590

            Rhode Island (2.2%)
    5,200   Housing and Mortgage Finance Corp.
              SFH RB, Series 15-A                 6.85  10/01/2024         5,556

            Texas (3.9%)
    3,410   Fort Worth Higher Education Finance
              Corp. RB, Series 1997A              6.00  10/01/2016         3,539
    2,100   North Central Health Facilities
              Development Corp. RB, Series 1996   6.30   2/15/2015         2,215
   30,270   Northwest Independent School District
              GO, Series 1997 (NBGA)(b)           6.38   8/15/2032         4,098

            Wisconsin (2.4%)
    3,000   Health and Educational Facilities
              Auth. RB, Series 1998               5.75   7/01/2028         2,881
    2,935   Housing and Economic Development
              Auth. SFH RB, Series 1992A (d)      7.10   3/01/2023         3,102
--------------------------------------------------------------------------------
            Total tax-exempt bonds (cost: $117,333)                      122,780
--------------------------------------------------------------------------------

                   TAX-EXEMPT MONEY MARKET INSTRUMENTS (6.1%)

            Florida (1.7%)
    4,400   Hillsborough County IDA RB,
              Series 1992(a)                      3.30   5/15/2018         4,400

            Michigan (0.6%)
    1,405   Jackson County Economic Development
              Corp. RB, Series 1997 (LOC)(a)      3.30   6/01/2027         1,405

            New York (2.1%)
    5,200   Long Island Power Authority RB,
              Series 5 Series (LOC)(a)            3.30   5/01/2033         5,200

            Pennsylvania (0.3%)
      700   Allegheny County IDA RB (LOC)(a)      3.30   7/01/2027           700

            Texas (0.4%)
    1,040   Port Arthur Navigation District
              IDC PCRB, Series 1985 (LOC)(a)      3.35   5/01/2003         1,040

            Wyoming (1.0%)
    2,600   Lincoln County Pollution Control
              RB (a)                              3.35   8/01/2015         2,600
--------------------------------------------------------------------------------
            Total tax-exempt money market instruments (cost: $15,345)     15,345
--------------------------------------------------------------------------------
            Total tax-exempt securities (cost: $132,678)                 138,125
--------------------------------------------------------------------------------
            Total investments (cost: $199,420)                          $258,573
================================================================================






USAA GROWTH AND TAX STRATEGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 1999


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

PORTFOLIO DESCRIPTION ABBREVIATIONS

   IDA   Industrial Development Authority/Agency  GO    General Obligation
   IDC   Industrial Development Corporation       MFH   Multi-Family Housing
   PCRB  Pollution Control Revenue Bond           RB    Revenue Bond
   SFH   Single-Family Housing                    SFM   Single-Family Mortgage

CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust.

   (PRE)  Prerefunded to a date prior to maturity.
   (LOC)  Enhanced by a bank letter of credit.
   (NBGA) Enhanced by a non-bank guarantee agreement.
   (INS)  Scheduled principal and interest payments are insured by:
          (1) Financial Guaranty Insurance Co.
          (2) Financial Security Assurance Holdings Ltd.
          (3) Asset Guaranty Insurance Co.

SPECIFIC NOTES

(a) Variable rate demand notes (VRDN) - provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. In bond funds, the effective maturity is the next put date.

(b) Zero coupon security - the rate represents the effective yield at date of purchase. These securities represented 5.0% of the Fund's net assets.

(c) At May 31, 1999, the cost of securities purchased on a delayed delivery basis was $13.4 million.

(d) At May 31, 1999, these securities were segregated to cover delayed delivery purchases.

* Non-income producing security.



See accompanying notes to financial statements.






USAA GROWTH AND TAX STRATEGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

May 31, 1999


ASSETS

   Investments in securities, at market value
      (identified cost of $199,420)                                  $ 258,573
   Cash                                                                     55
   Receivables:
      Capital shares sold                                                   24
      Dividends and interest                                             1,872
      Securities sold                                                   14,109
                                                                     ---------
         Total assets                                                  274,633
                                                                     ---------

LIABILITIES

   Securities purchased                                                 22,023
   Capital shares redeemed                                                   8
   USAA Investment Management Company                                      109
   USAA Transfer Agency Company                                             20
   Accounts payable and accrued expenses                                    31
                                                                     ---------
         Total liabilities                                              22,191
                                                                     ---------
            Net assets applicable to capital shares outstanding      $ 252,442
                                                                     =========

REPRESENTED BY:

   Paid-in capital                                                   $ 192,000
   Accumulated undistributed net investment income                       1,234
   Accumulated net realized gain on investments                             55
   Net unrealized appreciation of investments                           59,153
                                                                     ---------
            Net assets applicable to capital shares outstanding      $ 252,442
                                                                     =========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                          15,154
                                                                     =========
   Net asset value, redemption price, and offering price per share   $   16.66
                                                                     =========

See accompanying notes to financial statements.






USAA GROWTH AND TAX STRATEGY FUND
STATEMENT OF OPERATIONS
(IN  THOUSANDS)

Year ended May 31, 1999


Net investment income:
   Income:
      Dividends                                                        $  1,579
      Interest                                                            6,888
                                                                       --------
         Total income                                                     8,467
                                                                       --------
   Expenses:
      Management fees                                                     1,180
      Transfer agent's fees                                                 275
      Custodian's fees                                                       75
      Postage                                                                22
      Shareholder reporting fees                                             13
      Trustees' fees                                                          4
      Registration fees                                                      30
      Professional fees                                                      31
      Other                                                                   5
                                                                       --------
         Total expenses                                                   1,635
                                                                       --------
            Net investment income                                         6,832
                                                                       --------
Net realized and unrealized gain on investments:
   Net realized gain                                                      6,275
   Change in net unrealized appreciation/depreciation                     7,365
                                                                       --------
            Net realized and unrealized gain                             13,640
                                                                       --------
Increase in net assets resulting from operations                       $ 20,472
                                                                       ========


See accompanying notes to financial statements.







USAA GROWTH AND TAX STRATEGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended May 31,



                                                          1999          1998
                                                       -------------------------
From operations:
   Net investment income                               $   6,832     $   6,749
   Net realized gain on investments                        6,275         4,261
   Change in net unrealized appreciation/depreciation
      of investments                                       7,365        18,173
                                                       -------------------------
      Increase in net assets resulting from operations    20,472        29,183
                                                       -------------------------
Distributions to shareholders from:
   Net investment income                                  (6,836)       (6,690)
                                                       -------------------------
   Net realized gains                                     (8,587)       (6,834)
                                                       -------------------------
From capital share transactions:
   Proceeds from shares sold                              31,150        37,106
   Shares issued for dividends reinvested                 14,143        12,448
   Cost of shares redeemed                               (27,304)      (21,313)
                                                       -------------------------
      Increase in net assets from capital share
        transactions                                      17,989        28,241
                                                       -------------------------
Net increase in net assets                                23,038        43,900
Net assets:
   Beginning of period                                   229,404       185,504
                                                       -------------------------
   End of period                                       $ 252,442     $ 229,404
                                                       =========================
Accumulated undistributed net investment income:
   End of period                                       $   1,234     $   1,238
                                                       =========================
Change in shares outstanding:
   Shares sold                                             1,906         2,363
   Shares issued for dividends reinvested                    871           807
   Shares redeemed                                        (1,689)       (1,355)
                                                       -------------------------
      Increase in shares outstanding                       1,088         1,815
                                                       =========================


See accompanying notes to financial statements.






USAA GROWTH AND TAX STRATEGY FUND
NOTES TO FINANCIAL STATEMENTS

May 31, 1999


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this annual report pertains only to the USAA Growth and Tax Strategy Fund (the Fund). The Fund's investment objective is to seek a conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on short-term taxable securities, original issue discounts on all securities, and premiums on long-term tax exempt securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)  LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the year ended May 31, 1999.

(3)  DISTRIBUTIONS

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)  INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the period ended May 31, 1999, were $148.7 million and $146.7 million, respectively.

Gross unrealized appreciation and depreciation of investments at May 31, 1999 was $59.4 million and $.2 million respectively.

(5)   TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .50% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $28.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting   services - The Manager  provides  exclusive  underwriting  and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the period ended May 31, 1999 was $30,000.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) YEAR 2000 (UNAUDITED)

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that the comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.

(8)  FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                           Year Ended May 31,
                         -------------------------------------------------------
                            1999       1998       1997       1996       1995
                         -------------------------------------------------------
Net asset value at
   beginning of period   $  16.31   $  15.14   $  14.11   $  12.82   $  12.32
Net investment income         .47        .50        .52        .51        .49
Net realized and
   unrealized gain            .96       1.72       1.39       1.32        .76
Distributions from net
   investment income         (.48)      (.51)      (.52)      (.51)      (.48)
Distributions of realized
   capital gains             (.60)      (.54)      (.36)      (.03)      (.27)
                         -------------------------------------------------------
Net asset value at
   end of period         $  16.66   $  16.31   $  15.14   $  14.11   $  12.82
                         =======================================================

Total return (%)*            9.10      15.26      14.21      14.61      10.73
Net assets at end of
   period (000)          $252,442   $229,404   $185,504   $160,390   $134,538
Ratio of expenses to
   average net assets (%)     .69        .71        .74        .82        .80
Ratio of net investment
   income to average net
   assets (%)                2.89       3.22       3.66       3.79       4.02
Portfolio turnover (%)      63.42      65.58(a)  194.21(a)  202.55(a)  265.52(a)


 * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a)At times, the Fund has simultaneously purchased and sold the same securities. These transactions sometimes were high in volume and were dissimilar to other trade activity within the Fund. If these transactions were excluded from the calculation, the portfolio turnover rate would have been:


                                            Year Ended May 31,
                           -----------------------------------------------------
                             1999       1998       1997       1996       1995
                           -----------------------------------------------------
Portfolio turnover (%)        N/A       31.58      52.97      61.98     131.28
Purchases and sales of
  this type are as follows:
Purchases (000)            $  N/A    $ 68,958   $220,402   $192,239   $234,367
Sales (000)                $  N/A    $ 69,044   $220,683   $192,490   $234,669









TRUSTEES
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance
Call toll free - Central Time
Monday - Friday 7:30 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777